UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2024
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Alight, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Canal Street,
50th Floor, Suite 5000, Chicago,IL		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (224)737-7000
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Gregory R. Goff as President

On December 19, 2024, Alight, Inc. (“Alight” or the “Company”) announced that Mr. Goff, the Company’s President, will depart the Company on January 31, 2025. Mr. Goff will be entitled to receive the post-employment payments and benefits associated with a termination without cause as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on June 4, 2024, under the caption, “Executive Compensation—Potential Payments Upon a Termination or Change in Control”. Additionally, Mr. Goff will be entitled to (i) accelerated vesting of 64,863 shares of the Company’s Class A common stock underlying his outstanding restricted stock units (corresponding to one additional vesting tranche related to each of his 2022 and 2023 restricted stock unit grants), (ii) accelerated vesting of 109,769 shares of the Company’s Class A Common Stock underlying his outstanding 2022 performance stock unit (corresponding to the full target number of shares underlying such grant) and (iii) accelerated vesting of 196,314 shares of the Company’s Class A Common Stock underlying his outstanding 2023 and 2024 performance stock unit grants (corresponding to the full target number of shares underlying the 2023 grant and the target number of shares attributable to the 2024 performance period with respect to his 2024 performance stock unit grant).

Except as described in the preceding sentence, all unvested equity awards held by Mr. Goff will be forfeited in accordance with the terms of his applicable award agreements in connection with his termination of employment. Additionally, the post-termination payments and benefits and enhanced equity award vesting described above is contingent upon Mr. Goff’s execution of a standard release agreement in favor of the Company.
Item 7.01 Regulation FD Disclosure.
On December 19, 2024, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, announcing the matters described in Item 5.02 above.
The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press Release of the Company dated as of December 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGHT, INC.

Date:	December 19, 2024	By:	/s/ Martin Felli
Martin Felli, Chief Legal Officer and Corporate Secretary